UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2023

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

121 North Columbia Street, Chapel Hill, North Carolina 27514
(Address of Principal Executive Offices) (Zip Code)

 Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ITIC	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2023, the Board of Directors (the “Board”) of Investors Title Company (the “Company”) appointed James E. Scott as a member of the Board to fill the vacancy created by the passing of former Board member James R. Morton on July 18, 2022. Mr. Scott will serve in the class of directors whose terms expire at the 2024 Annual Meeting of Shareholders, provided that he will stand for re-election at the 2023 Annual Meeting of Shareholders to complete the remaining portion of his term following the meeting. Mr. Scott has been appointed to the Audit Committee of the Board.

Mr. Scott retired in June 2021 as a tax partner of Ernst & Young LLP, a public accounting firm, after thirty-seven years of service. During his career, Mr. Scott advised large public and private companies with respect to tax planning and reporting, leading global service and delivery teams.  Since retirement, Mr. Scott has provided consulting services to corporate clients and is currently a consultant for Ernst & Young.

The Company will compensate Mr. Scott for his service as a director in accordance with the Summary of Non-Employee Director Compensation filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 and incorporated by reference herein. In connection with his appointment to the Board, the Company granted Mr. Scott an award of stock appreciation rights (“SARs”) under the Company’s 2019 Stock Appreciation Rights Plan exercisable for 750 shares of the Company’s common stock at a grant price of $159.58. The SARs will be fully vested as of the date of grant and shall expire on May 18, 2029.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: March 3, 2023	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and Chief Financial Officer